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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, W. Flake Oakley and Sarah H. Moore and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), for the purpose of registering under the Securities Act of 1933, as amended, shares, debentures, trust preferred interests, including, without limitation, the offering of preferred securities of Colonial Capital Trust III, or other debt offerings to be offered and sold by the Registrant or a subsidiary of the Registrant on Form S-3 or other appropriate form and any amendments thereto (whether pre-effective or post-effective); to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any such securities offered or sold by BancGroup or a subsidiary in such states in relation to the offering, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in connection with the offering as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities indicated and done this 22nd day of February, 2002, in Montgomery, Alabama.



/s/ Robert E. Lowder            Chairman of the Board, President and
-------------------------------   Chief Executive Officer
Robert E. Lowder


/s/ Lewis E. Beville            Director
-------------------------------
Lewis E. Beville


/s/ William Britton             Director
-------------------------------
William Britton


/s/ Jerry J. Chesser            Director
-------------------------------
Jerry J. Chesser


/s/ Augustus K. Clements, III   Director
-------------------------------
Augustus K. Clements, III


                                Director
/s/ Robert S. Craft
-------------------------------
Robert S. Craft


                                Director
-------------------------------
Patrick F. Dye


/s/ Clinton O. Holdbrooks       Director
-------------------------------
Clinton O. Holdbrooks


/s/ Harold D. King              Director
-------------------------------
Harold D. King

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                                Director
-------------------------------
John Ed Mathison


                                Director
-------------------------------
Milton E. McGregor


/s/ John C. H. Miller, Jr.      Director
-------------------------------
John C. H. Miller, Jr.


/s/ Joe D. Mussafer             Director
-------------------------------
Joe D. Mussafer


/s/ William E. Powell, III      Director
-------------------------------
William E. Powell, III


                                Director
-------------------------------
James W. Rane


/s/ Frances E. Roper            Director
-------------------------------
Frances E. Roper


/s/ Simuel Sippial              Director
-------------------------------
Simuel Sippial


/s/ Edward V. Welch             Director
-------------------------------
Edward V. Welch